GUARDIAN VARIABLE PRODUCTS TRUST

Supplement dated November 13, 2023
to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2023, as supplemented

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on September 13-14, 2023, the Board considered and approved proposals: (i) to permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund without obtaining shareholder approval and (ii) to elect, as a slate of nominees, each of the current Trustees and one new Independent Trustee to the Board of the Trust.

Each proposal was approved by the shareholders of the Trust or the applicable Funds at a special meeting of shareholders held on October 31, 2023.

Manager-of-Managers Arrangement

Effective immediately, each of Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund and Guardian U.S. Government Securities VIP Fund (collectively, the “Manager-of-Managers Funds”) is added to the list of series of the Trust that may rely on an exemptive order (the “Order”) received by the Manager and the Trust from the Securities and Exchange Commission relating to operation in the “manager-of-managers” arrangement as set forth in the second paragraph of the section of the Prospectus located on Page 140 entitled “Manager-of- Managers Arrangement.”

Effective immediately, each of the Manager-of-Managers Funds is added to the list of series of the Trust located on page 58 in the second paragraph of the section of the SAI entitled “Manager-of-Managers Arrangement” which sets forth the series that may rely on the Order.

Appointment of New Independent Trustee

The following information in the SAI under the heading “Trustees and Officers — The Trust’s Leadership Structure” and sub-heading “Board Leadership and Structure” is revised by replacing the first sentence of the first paragraph located on page 51 with the following:

The Board is composed of seven Trustees, a majority of which are Independent Trustees.

The following information in the SAI under the heading “Trustees and Officers — The Trust’s Leadership Structure” is revised by adding the following as a new row in the table located on page 52:

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees(2)	Other Directorships Held by Trustee
		Independent Trustees
James D. McDonald (born 1959)	Trustee (since October 2023)	Executive Vice President and Chief Investment Strategist (2009 – 2023) and Director of Equity Research (2001 – 2008) of Northern Trust Investments, Inc. (asset management).	24	Trustee of 50 South Capital Alpha Core Strategies Fund (since 2011)

The following information in the SAI under the heading “Trustees and Officers — The Trust’s Leadership Structure” and sub-heading “Information about Each Trustee’s Qualifications, Experience, Attributes or Skills—Independent Trustees” located on page 53 is revised by adding the following:

Mr. McDonald. Mr. McDonald has extensive experience in the financial services industry, including as Chief Investment Strategist for institutional and wealth management clients globally; he also served as Executive Vice President and Chief Investment Strategist and Director of Research for a large U.S.-based bank and served in various capacities as a controller and as an auditor at a major public accounting firm. Mr. McDonald has served and continues to serve on other boards.

The following information in the SAI under the heading “Trustees and Officers — Independent Trustees” and sub-heading “Standing Board Committees” located on page 56 is revised as replacing the section in its entirety with the following:

The Board has established an Audit Committee, which is composed of all of the Independent Trustees of the Trust (Bruce W. Ferris, Theda R. Haber, Marshall Lux (Chair), John Walters and James D. McDonald). The Board has determined that each of Mr. Ferris, Mr. Lux and Mr. Walters is an “audit committee financial expert,” as such term is defined in the applicable SEC rules. The Audit Committee’s functions include, among other things, overseeing the Trust’s processes for accounting, auditing, financial reporting and internal controls. The Audit Committee met four times during the fiscal year ended December 31, 2022.

The Board has established an Investment Committee, which is composed of all of the Independent Trustees of the Trust (Bruce W. Ferris (Chair), Theda R. Haber, Marshall Lux, John Walters and James D. McDonald). The primary purposes of the Investment Committee are to assist the Board in overseeing the Funds’ investment performance, consistency of the Funds with their stated objectives and styles, and management’s selection of benchmarks and other performance measures for the Funds. The Investment Committee met three times during the fiscal year ended December 31, 2022.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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